Exhibit 10.1

Centro NP LLC
420 Lexington Avenue, 7th Floor
New York, New York 10170

As of September 26, 2008

Bank of America, N.A.

Hearst Tower

214 North Tryon Street

Charlotte, North Carolina 28255

Re:          Amended and Restated Revolving Credit Agreement, dated July 31, 2007, by and among Centro NP LLC (the “Borrower”), the lenders party thereto (each, a “Lender,” and, collectively, the “Lenders”), and Bank of America, N.A., as agent for the Lenders (in such capacity, the “Administrative Agent,” and together with the Lenders, the “Lender Parties”) (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement,” and collectively with all related agreements and ancillary documents, the “Loan Documents”), and modified by Letter Agreement dated as of February 14, 2008 (as amended and modified, the “Initial Extension Agreement”) by and among the Borrower, the Lender Parties, CPT Manager Limited, as responsible entity of the Centro Property Trust  and Centro Properties Limited (together, the “Parent Guarantors”) and the Subsidiary Guarantors referenced in the Loan Agreement (the Parent Guarantors and such Subsidiary Guarantors, the “Initial Guarantors” and, collectively with (A) the guarantors under that certain Subsidiary Guarantor Guaranty, dated as of March 28, 2008, and (B) Australian Public Trustees Limited, ABN 82095572482 (“APT”), as trustee of the DPF Sub Trust No 2, as guarantor under that certain Guaranty Agreement (Payment), dated as of May 7, 2008, in favor of the Administrative Agent, as agent for the Lenders, the “Guarantors”), as further modified by (i) Letter Agreement, dated as of March 28, 2008, by and among the Borrower, the Initial Guarantors and the Lender Parties (the “March Agreement”), (ii) Letter Agreement, dated as of April 29, 2008, by and among the Borrower, the Guarantors (other than APT) and the Lender Parties (the “April Agreement”), (iii) Letter Agreement, dated as of May 7, 2008, by and among the Borrower, the Guarantors (other than APT) and the Lender Parties (the “May 7 Agreement”), and (iv) Letter Agreement, dated as of May 30, 2008, by and among the Borrower, the Guarantors (other than APT) and the Lender Parties (the “May 30 Agreement,” and together with the March Agreement, the April Agreement and the May 7 Agreement, the “Letter Agreements,” and together with the Initial Extension Agreement, the “Extension Agreement”)

Ladies and Gentlemen:

The purpose of this letter agreement is to evidence the further extension of the Maturity Date to December 15, 2008 and to set forth certain related agreements of the parties hereto.  Capitalized terms used herein and not otherwise defined have the meanings set forth in the Initial Extension Agreement or, if not defined therein, in the applicable Letter Agreement (or, if not defined in the Initial Extension Agreement or any Letter Agreement, in the Loan Agreement).

1.             Extension of Maturity Date.  Section 1(a) of the Initial Extension Agreement is hereby amended by replacing the words “September 30, 2008” therein with the words “December 15, 2008”.

2.             [Reserved.]

3.             Deferred Amount.  Section 1(c) of the Initial Extension Agreement (as amended, modified or supplemented by the Letter Agreements) is hereby amended by replacing the words “September 30, 2008” therein with the words “December 15, 2008”.

4.             Subsequent Budget.  From and after the date hereof, for purposes of the Extension Agreement, the term “Subsequent Budget” shall mean the operating budget with respect to the Super Entities covering the period from October 1, 2008 through and including December 31, 2008 which (i) has been prepared in a manner consistent with historical practices, (ii) has been approved by the Administrative Agent and the other Lender Parties, and (iii) is attached hereto as Exhibit A.

5.             Asset Sales.  Section 4(m) of the Initial Extension Agreement (as amended, modified or supplemented by the Letter Agreements) is hereby amended by replacing the words “September 30, 2008” with the words “December 15, 2008” in each instance in which the same appear in said section.

6.             Extension of Liquidity Facility.  Concurrently herewith, the term of the Liquidity Facility has been extended to December 15, 2008 in accordance with the terms of the Liquidity Facility Amendment (as defined below).  From and after the date hereof, for purposes of continued compliance with Section 6(a) of the May 30 Agreement, parameter (iii) of the May 7 Agreement is hereby amended by replacing “September 30, 2008” with “December 15, 2008”.

7.             Strategic Plan Review.  Section 5(b) of the May 7 Agreement is hereby amended by deleting therefrom the following:  “(1) 4.1(h) (Strategic Plan Review)”.

8.             Asset Disposal and Proceeds Sharing Terms.  The Asset Disposal and Proceeds Sharing Terms (i.e., Exhibit A to the May 30 Agreement) are hereby amended and restated in their entirety as set forth on Exhibit B attached hereto.

9.             Preston Ridge Facility.  Concurrently herewith, the parties to the Preston Ridge Loan Agreement have executed and delivered an amendment to the Preston Ridge Loan Agreement (the “Preston Ridge Amendment”) evidencing the extension of the term of the

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Preston Ridge Facility to December 15, 2008 and the increase of the Total Commitment thereunder by $25,000,000 (the “Incremental Preston Ridge Commitment”).  Each reference to the Preston Ridge Facility contained in the Extension Agreement shall hereafter be deemed to refer to the Preston Ridge Facility, as the commitments under the same have been increased in accordance with the Preston Ridge Amendment.

10.           Residual 2 Intercompany Note.  Each of the Lender Parties hereby consents to, and waives any default under the Loan Documents and/or the Extension Agreement, any Event of Default and any Trigger Event that may arise as a result of, the execution and delivery by Super and Centro Super Residual 2 LLC of a certain Second Amended and Restated Super LLC Subordinated Intercompany Note (the “Second A&R Note”), in the original principal amount of $26,500,000 (but under which $25,000,000 remains outstanding), which amends and restates that certain Amended and Restated Super LLC Subordinated Intercompany Note, dated as of February 1, 2008, between such parties (which amended and restated note matures on September 30, 2008).  The Second A&R Note is being executed solely to extend the maturity date of the loan evidenced thereby to December 15, 2008 and shall be in the form attached hereto as Exhibit C.

11.           Release of Representatives.  In consideration of the time and effort to be expended by each of the Lender Parties in connection with the matters described in the Extension Agreement and all amendments and modifications thereto (including, without limitation, this letter agreement), the grant of the relief provided for thereunder and hereunder and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower and each of the Guarantors, each of the Releasors each hereby irrevocably and unconditionally releases and forever discharges each of the Indemnified Parties from any and all Claims in law or at equity, known or unknown, ascertained or not ascertained, suspected or unsuspected, that the Releasors ever had, now have, or shall or may have, arising out of or in any way relating to (x) the Loan Documents, the Extension Agreement or this letter agreement or (y) any discussions, meetings, agreements, transactions or information exchange contemplated or made under the Loan Agreement, the Extension Agreement and this letter agreement through the date hereof.  The provisions set forth in this paragraph shall survive any termination or expiration of the Extension Agreement.

12.           Effectiveness.  The parties hereto further acknowledge and agree that, notwithstanding anything to the contrary set forth herein, the effectiveness of this letter agreement shall be subject to satisfaction of the conditions precedent that (a) the parties hereto shall have executed and delivered this letter agreement, (b) each of the Bridge Lenders and KeyBank shall have executed letter agreements in respect of the Bridge Facility and the KeyBank Facilities, respectively, each of which shall contain terms and conditions substantially similar to this letter agreement (which, for the avoidance of doubt, shall extend the maturity dates of the Bridge Facility and the KeyBank Facilities to December 15, 2008) and shall be in form and substance satisfactory to the Administrative Agent and the Lender Parties, (c) each of the Australian Bank/Noteholder Group Lenders shall have executed and delivered an agreement or agreements which shall, among other things, acknowledge the extension of the Maturity Date as provided herein, and shall otherwise be in form and substance satisfactory to the Administrative Agent and the Lender Parties, (d) each of the obligors under the Preston Ridge Loan Agreement shall have executed and delivered to the lenders thereunder the Preston Ridge

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Amendment, which Preston Ridge Amendment shall be in form and substance satisfactory to the Administrative Agent and the Lender Parties, (e) each of the Liquidity Facility Borrowers and each of the lenders under the Liquidity Facility shall have executed and delivered a certain Syndicated Facility Agreement – Liquidity Facility Amendment Deed evidencing the extension of the term of the Liquidity Facility to December 15, 2008 (the “Liquidity Facility Amendment”), which Liquidity Facility shall be in form and substance satisfactory to the Administrative Agent and the Lender Parties, (f) each of the parties to the Headstock Security Trust Deed (and Bank of America, N.A. (Sydney Branch)) shall have executed and delivered to the security trustee thereunder a certain Headstock Security Trust Deed – Second Amendment Deed, which Headstock Security Trust Deed – Second Amendment Deed shall be in form and substance satisfactory to the Administrative Agent and the Lender Parties, and (g) each of the parties to the Guarantor Security Trust Deed (and Bank of America, N.A. (Sydney Branch)) shall have executed and delivered to the security trustee thereunder a certain Guarantor Security Trust Deed – Second Amendment Deed, which Guarantor Security Trust Deed – Second Amendment Deed shall be in form and substance satisfactory to the Administrative Agent and the Lender Parties.  Each of the Lender Parties hereby consents to, and waives any default under the Loan Documents and/or the Extension Agreement, any Event of Default and any Trigger Event that may arise as a result of the execution and delivery of the documents contemplated by clauses (b), (c), (d), (e), (f) and (g) of this paragraph (the “Other September 26 Agreements”) by the applicable Centro Entities and/or Super Entities party thereto and the consummation of the transactions contemplated thereby.  Other than as set forth in this paragraph or any other paragraph in this letter agreement or the Extension Agreement, the Lender Parties have not consented to any matters that would otherwise constitute a default under the Loan Documents and/or the Extension Agreement, an Event of Default or a Trigger Event.

13.           Reaffirmation of Borrower and Guarantor Representations and Warranties Under Extension Agreement.  The Borrower and the Guarantors agree and acknowledge that all of the representations and warranties of the applicable Super Entities and the Centro Entities contained in the Extension Agreement are true and correct in all material respects on the effective date hereof immediately after giving effect to this letter agreement, and all such representations and warranties are hereby incorporated by reference and reaffirmed as if set forth fully and in their entirety, with the same effect as though such representations and warranties had been made on and as of the effective date hereof (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).  Nothing in the foregoing shall be deemed to be a reaffirmation by APT of any representations and warranties made by or with respect to any Person under the Extension Agreement other than such representations and warranties as were made by or with respect to APT.

14.           Reaffirmation by Guarantors Under Respective Guaranty Agreements.  Each Guarantor hereby unconditionally reaffirms its respective continuing guaranty obligations to the Administrative Agent and the Lenders under the applicable Guaranty (which, for the avoidance of doubt, shall include, without limitation, (A) in the case of the Guarantors other than the Initial Guarantors and APT, that certain Guaranty Agreement (Payment), dated as of March 28, 2008, and (B) in the case of APT, that certain Guaranty Agreement (Payment), dated as of May 7, 2008, in favor of the Administrative Agent, as agent for the Lenders) and agrees that the transactions contemplated by this letter agreement shall not in any way affect the validity and

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enforceability of such guaranty obligations or the Loan Documents or the applicable Guaranty or reduce, impair or discharge their obligations thereunder.

15.           [Reserved.]

16.           [Reserved.]

17.           Miscellaneous.  This letter agreement shall constitute part of the Loan Agreement for purposes of indemnification and the indemnification provisions provided therein shall extend to this letter agreement.  The provisions of this paragraph shall not limit the indemnification rights of any party under the Loan Agreement.

18.           Payment of Costs.  The respective counsel and advisors to each Lender Party shall continue to receive payment in full of all invoiced costs, fees and expenses as and when required pursuant to Section 1(e) of the Initial Extension Agreement.

19.           Due Authorization, Etc.  Each of the parties hereto hereby represents and warrants that each of the following statements is true, accurate and complete as to such party as of the effective date of this letter agreement:

(a)           such party has carefully read and fully understood all of the terms and conditions of this letter agreement;

(b)           such party has consulted with, or had a full and fair opportunity to consult with, an attorney regarding the terms and conditions of this letter agreement;

(c)           such party has had a full and fair opportunity to participate in the drafting of this letter agreement;

(d)           such party is freely, voluntarily, knowingly and intelligently entering into this letter agreement;

(e)           in entering into this letter agreement, such party has not relied upon any representation, warranty, covenant or agreement not expressly set forth herein and in the Loan Agreement, the Extension Agreement and other documents delivered in connection therewith;

(f)            this letter agreement has been duly authorized and validly executed and delivered by such party and constitutes each such party’s legal, valid and binding obligation, enforceable in accordance with its terms; and

(g)           such party is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has the full power and legal authority to execute this letter agreement, consummate the transactions contemplated hereby, and perform its obligations hereunder.

20.           Capacity.  The person or persons signing the letter agreement on behalf of the Borrower and the Guarantors, respectively, is signing strictly in his/her respective corporate capacity and not in an individual capacity.

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21.           Non-Contravention.  The execution, delivery and performance by the Super Entities and the Guarantors, as applicable, of each such entity’s respective obligations under and in connection with (a) the Other September 26 Agreements and (b) the Extension Agreement, in each case, as amended and/or modified by this letter agreement, will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any encumbrance in respect of any property of such entity or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, memorandum and articles of association, regulations or by-laws, or any other agreement or instrument to which such entity or any of its subsidiaries is bound or by which such entity or any of its subsidiaries or any of their respective properties may be bound or affected (including, without limitation, the Other September 26 Agreements), (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or governmental authority applicable to such entity or any of its subsidiaries, (iii) violate any provision of any statute or other rule or regulation of any governmental authority applicable to such entity or any of its subsidiaries or (iv) contravene any of its constituent documents.

22.           Counterparts.  This letter agreement may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

23.           Governing Law.  This letter agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights, and remedies of the parties hereto shall be determined in accordance with such laws.

24.           Continuation of Effectiveness of Extension Agreement.  Other than as expressly modified by this letter agreement, all terms and provisions of the Extension Agreement shall remain in full force and effect.

25.           Incorporation of Terms; Integration; Conflict.  The Extension Agreement shall be deemed to incorporate the terms and provisions of this letter agreement.  Other than as specifically modified by this letter agreement, all of the terms and conditions of the Loan Documents (including, without limitation, all obligations of the Guarantors with respect thereto) and the Extension Agreement are hereby ratified and confirmed and the Loan Documents and the Extension Agreement each remains in full force and effect as of the date hereof, and constitutes the legal, valid and binding obligation, contract and agreement of the Borrower, the Guarantors and the Lender Parties.  This letter agreement (and the Extension Agreement, as modified by this letter agreement) is deemed to be a Loan Document, such that, among other things, any Trigger Event shall constitute an Event of Default under the Loan Documents.  In the event of any conflict between the terms and provisions of the Extension Agreement, as modified hereby, and any of the other Loan Documents, the Extension Agreement shall govern and control.

25.           Execution by Australian Public Trustees Limited.  (a)  APT has entered into this letter agreement solely in its capacity as the trustee of the DPF Sub Trust No 2 and in no other capacity.  Subject to the last sentence of this subparagraph (a), APT is not liable to pay or satisfy any of its obligations under this letter agreement, and has no liability to the Lender Parties under this letter agreement, except to the extent to which it is indemnified out of the assets of the

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DPF Sub Trust No 2 in respect of any liability incurred by it.  If the assets of the DPF Sub Trust No 2 are insufficient, the Lender Parties (subject to the last sentence of this subparagraph (a)) may not seek to recover any shortfall by bringing proceedings against APT personally and may not seek the appointment of a liquidator, administrator, receiver or similar person to APT in any liquidation, administration or arrangement of or affecting APT.  Subject to the last sentence of this subparagraph (a), each Lender Party waives its rights and releases APT from any personal liability whatsoever in respect of any loss or damage which cannot be paid or satisfied out of the assets of the DPF Sub Trust No 2.  APT is liable personally and is not released only to the extent that a liability under this letter agreement arises out of APT’s own fraud, gross negligence, breach of trust or breach of duty which disentitles it from any indemnity out of the assets of the DPF Sub Trust No 2 in relation to the relevant liability.

(b)           Notwithstanding any other provision of this letter agreement, the liability of APT is limited by the provisions of subparagraph (a) above.  In the event of any inconsistency with any other provision of this letter agreement, this paragraph governs and controls.

 [Signature Pages Follow]

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Very truly yours,

BORROWER:	CENTRO NP LLC, a Maryland limited liability company

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

GUARANTORS:	NEW PLAN REALTY TRUST, LLC a Delaware limited liability company

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

EXCEL REALTY TRUST - ST, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN FLORIDA HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CA NEW PLAN ASSET PARTNERSHIP IV, L.P., a Delaware limited partnership

By:	CA New Plan Asset, LLC, a Delaware limited liability company, its sole general partner

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

EXCEL REALTY TRUST-NC, a North Carolina general partnership

By:	NC Properties #1 LLC, a Delaware limited liability company, its managing partner

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NP OF TENNESSEE, L.P., a Delaware limited
partnership

By:	New Plan of Tennessee, LLC, a Delaware
limited liability company, its sole general partner
By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

POINTE ORLANDO DEVELOPMENT COMPANY, a California general partnership

By:	ERT Development Corporation, a Delaware
corporation, general partner

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

By:	ERT Pointe Orlando, Inc., a New York
Corporation, general partner

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CA NEW PLAN TEXAS ASSETS, L.P., a Delaware limited partnership

By:	CA New Plan Texas Assets, LLC, a Delaware
limited liability company, its sole general partner

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

HK NEW PLAN EXCHANGE PROPERTY OWNER I, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

HK NEW PLAN EXCHANGE PROPERTY OWNER II, L.P., a Delaware limited partnership

By:	HK New Plan Lower Tier OH, LLC, a Delaware
limited liability company, its general partner

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN OF ILLINOIS, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN PROPERTY HOLDING COMPANY, a Maryland real estate investment trust

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN OF MICHIGAN, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO PROPERTIES LIMITED

By:	/s/ Graham Goldie
Name: Graham Goldie
Title: Director

By:	/s/ Elizabeth Hourigan
Name: Elizabeth Hourigan
Title: Company Secretary

CPT MANAGER LIMITED, as Responsible Entity of the Centro Property Trust

By:	/s/ Graham Goldie
Name: Graham Goldie
Title: Director

By:	/s/ Elizabeth Hourigan
Name: Elizabeth Hourigan
Title: Company Secretary

CENTRO NP HOLDINGS 3 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HOLDINGS 4 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HOLDINGS 5B SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HOLDINGS 6 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HOLDINGS 7 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HOLDINGS 8 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HOLDINGS 9 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP BROADWAY FAIRE, L.P., a Delaware limited partnership

By:	Centro NP Broadway Faire MGR, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP METRO 580 SC, L.P., a Delaware limited partnership

By:	Centro NP Metro 580 SC MGR, LLC., a Delaware limited partnership

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP ROSE PAVILION, L.P., a Delaware limited partnership

By:	Centro NP Rose Pavilion MGR, LLC, a Delaware limited partnership

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HANOVER SQUARE SC, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN ACQUISITION COMPANY, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

HK NEW PLAN SKYWAY PLAZA, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN EISENHOWER SQUARE SC, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN EASTLAKE SC, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN CHASTAIN CORNERS SC, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

HK NEW PLAN EXCHANGE PROPERTY OWNER IV, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

HK NEW PLAN MACON CHAPMAN, LP, a Delaware limited partnership

By:	HK New Plan Macon Chapman TRS GP Company,
a Delaware corporation, its general partner

By:	Centro NP Residual Holding LLC, a
Delaware
limited liability company, its sole shareholder

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

BPR SHOPPING CENTER, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

AUSTRALIAN PUBLIC TRUSTEES LIMITED, as trustee of the DPF Sub Trust No 2

By:	/s/ Darren Olney-Fraser
Name: Darren Olney-Fraser
Title: Director

	By:	/s/ Michael Beer
Name: Michael Beer
Title: Director

CONSENTED AND AGREED TO THIS        DAY OF SEPTEMBER, 2008:

BANK OF AMERICA, N.A.

By:	/s/ Michael W. Edwards
Name: Michael W. Edwards
Title: Senior Vice President